                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Offering investors the opportunity for high current income, liquidity and security of principal

KEMPER U.S. GOVERNMENT
SECURITIES FUND

           "... Throughout the year, we kept 85 to 90 percent of the
          fund in mortgages and about 10 to 12 percent in Treasuries.
      This strategy worked well since mortgages substantially outperformed
                     Treasuries for the year overall. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
21
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER U.S. GOVERNMENT SECURITIES
 FUND TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 1999
 (UNADJUSTED FOR ANY SALES CHARGE).
[BAR GRAPH]

                                         KEMPER U.S. GOVERNMENT  KEMPER U.S. GOVERNMENT
KEMPER U.S. GOVERNMENT SECURITIES FUND      SECURITIES FUND         SECURITIES FUND       LIPPER GNMA BOND FUNDS
CLASS A                                         CLASS B                 CLASS C             CATEGORY AVERAGE*
--------------------------------------   ----------------------  ----------------------   ----------------------
1.44%                                             0.54%                    0.72%                    1.48%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/99   10/31/98
 .........................................................
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS A          $8.38      $8.86
 .........................................................
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS B          $8.37      $8.85
 .........................................................
    KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS C          $8.40      $8.87
 .........................................................

 KEMPER U.S. GOVERNMENT SECURITIES
 FUND RANKINGS AS OF 10/31/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GNMA BOND FUNDS CATEGORY*

                      CLASS A          CLASS B          CLASS C
 .......................................................................
    1-YEAR        #31 of 54 funds  #47 of 54 funds  #43 of 54 funds
 .......................................................................
    5-YEAR        #18 of 38 funds  #34 of 38 funds  #32 of 38 funds
 .......................................................................
    10-YEAR       #14 of 24 funds        N/A              N/A
 .......................................................................
    15-YEAR        #2 of 8 funds         N/A              N/A
 .......................................................................
    20-YEAR        #1 of 3 funds         N/A              N/A
 .......................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1999.

                           CLASS A   CLASS B   CLASS C
 ..........................................................
    ONE-YEAR INCOME:       $0.6020   $0.5257   $0.5308
 ..........................................................
    OCTOBER DIVIDEND:      $0.0465   $0.0411   $0.0418
 ..........................................................
    ANNUALIZED
    DISTRIBUTION RATE+:      6.66%     5.89%     5.97%
 ..........................................................
    SEC YIELD+:              5.71%     4.53%     4.35%
 ..........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON OCTOBER 31, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED OCTOBER 31, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR INCOME STYLE BOX


[MORNINGSTAR INCOME STYLE         Source: Morningstar, Inc., Chicago, IL (312)
BOX]                              696-6000. The Income Style Box placement is
                                  based on a fund's average effective maturity
                                  or duration and the average credit rating of
                                  the bond portfolio.
                                  PLEASE NOTE THAT STYLE BOXES DO NOT
                                  REPRESENT AN EXACT ASSESSMENT OF RISK AND DO
                                  NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S
                                  PORTFOLIO CHANGES FROM DAY TO DAY. A
                                  LONGER-TERM VIEW IS REPRESENTED BY THE
                                  FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                                  ON ITS ACTUAL INVESTMENT STYLE AS MEASURED
                                  BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER
                                  THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                                  KEMPER U.S. GOVERNMENT SECURITIES FUND IN
                                  THE INTERMEDIATE GOVERNMENT CATEGORY. PLEASE
                                  CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                                  INVESTMENT POLICIES.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS A PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


ANXIETY ABOUT INFLATION IN THE UNITED STATES AND GROWING CONFIDENCE IN BOND MARKETS ABROAD HAVE COMBINED TO PUSH U.S. GOVERNMENT BOND YIELDS HIGHER AND PRICES LOWER THROUGHOUT 1999. IN THE FOLLOWING Q&A, THE FUND'S MANAGEMENT TEAM DISCUSSES THE BEHAVIOR OF THE U.S. GOVERNMENT BOND MARKET AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q     BEFORE WE GET INTO THE SPECIFICS OF HOW THE FUND WAS MANAGED, COULD YOU
PROVIDE SOME BACKGROUND ON THE PERFORMANCE OF THE GOVERNMENT BOND MARKET DURING THE LAST 12 MONTHS?

A     Over the past year, we've witnessed a nearly unabated rise in interest rates. The returns investors received varied widely by instrument and by maturity. Shorter-term instruments tended to significantly outperform longer-term ones. For example, the Lehman Long Government Bond index* total return for the 12-month period ended October 31 was -6.10 percent, while the Lehman Intermediate Government Bond index* gained 0.82 percent. The Salomon Brothers Mortgage index* gained 3.07 percent, as mortgages performed better than their long-term Treasury counterparts.

  The negative and nominal returns of the indices reflect a rising-interest-rate environment that began last October 1998. At that time, investors had many reasons to favor the U.S. government market. The U.S. economy was growing well, but inflation was subdued. Meanwhile, foreign markets, particularly those in Asia and Latin America, were hindered by uncertainty regarding the strength of their economies and their currencies. European markets were considered less dependable because Europe was set to introduce a new currency, the euro, at year-end. Thus, money poured into U.S. government bonds due to their relative safety and liquidity. In fact, the 30-year Treasury bond yield hovered below 5 percent last October, near its historic lows.

  This climate began to reverse itself when the Federal Reserve (the Fed), concerned that deteriorating fundamentals abroad could lead to a downturn in the economy at home, took an unusual step. The Fed cut interest rates three times last fall, even though the U.S. economy was growing well. Normally, it cuts rates only if it sees imminent signs of a domestic economic slowdown. Nevertheless, the strategy worked. Asia began showing signs of recovery. Potential problems in Latin American economies, especially Brazil, began to look as if they were under control.

  As a result, investors became more comfortable taking a higher degree of risk and began moving money from the U.S. government market into other assets, such as emerging markets. Unfortunately, this coincided with a deluge of supply in the U.S. market. The end result was that prices on 30-year Treasury bonds dropped as the yield moved from 4.87 percent in October 1998 to 6.05 percent a year later. The impact of these sharply higher yields is reflected in the index returns we cited earlier.

PERFORMANCE UPDATE

  In the second half of the fiscal year, the Federal Reserve was compelled to start rescinding its earlier rate cuts. The Fed raised rates on June 30 and again on August 24. On October 5, the Fed changed its bias from neutral to tighten, which augured for another rate hike. Clearly, the Fed plans to be particularly vigilant should the economy's growth appear too strong or inflation become problematic.

* THE LEHMAN LONG GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF 10 YEARS OR MORE. THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF BETWEEN THREE AND 10 YEARS. THE SALOMON BROTHERS MORTGAGE INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR MORTGAGE-BACKED SECURITIES. INVESTORS CANNOT ACTUALLY INVEST IN THE INDICES.

Q     WHAT WAS YOUR GENERAL STRATEGY FOR MANAGING THE KEMPER U.S. GOVERNMENT
SECURITIES FUND THIS YEAR?

A     Even though there was a lot of anxiety among investors, we were reasonably certain of one thing at the beginning of the fiscal year: that rates wouldn't go much lower. Therefore, we tried to keep the duration (see Terms To Know on page
7) of the fund neutral and worked to add performance by maintaining an overweight in mortgage-backed securities versus Treasuries. In part, we bought mortgages because, in an environment of steady or rising interest rates, mortgages generally outperform Treasuries due to the yield advantage they offer. Throughout the year, we kept 85 to 90 percent of the fund in mortgages and about 10 to 12 percent in Treasuries. This strategy worked well, since mortgages substantially outperformed Treasuries for the year overall. We also had some short-term targeted interest-rate trades that worked well for the fund.

  Also, during the second quarter of the year, we gradually shifted assets within our mortgage allocation from Ginnie Mae mortgages to Fannie Mae and Freddie Mac (see Terms To Know on page 7). The main reason is that the latter types of mortgages offer an incremental yield advantage, and in a rising-rate environment, you want to pursue all the income you reasonably can to offset falling prices. We started 1999 with about 84 percent of net assets in GNMAs. We whittled that down to about 71 percent by April 30, 1999. By that point, GNMAs had started to look like a more attractive value, so we slowly increased our weighting to about 80 percent by the end of the fiscal year.

  The last major move we made was to lengthen the fund's duration starting in August. We did this because we believed long-term interest rates were approaching an interim peak, and we wanted to capture the attendant higher yields in case they began to head lower. In retrospect, we were early in that move. Although rates began to move lower at the end of October, they rose from August through September. That was a little disappointing because we had been outperforming our peer group up to that time. As it turned out, we ended below the middle of the pack with a 1.44 percent return (A shares unadjusted for sales charge) for the year, versus 1.48 percent for the Lipper GNMA Bond Funds Category Average.

Q     WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT AND MORTGAGE MARKETS?

A     Near-term, we expect bond markets to continue to be buffeted as investors try to sort out where interest rates are going, given the economy's strength, uncertainty regarding the Federal Reserve's response, and the unknown of Y2K. Some economists believe that the Federal Reserve will be reluctant to raise rates further because it doesn't want to constrain the banking system's liquidity, given Y2K concerns.

Q    WILL Y2K HAVE AN IMPACT ON THE MARKET OR THE FUND?

A    With Y2K, the perception may be more important than reality. We don't think the coming of the millennium will cause enormous problems. But it may create an artificially heightened level of fear, which may in turn create opportunities in some areas of the market if yields rise to an unreasonable level.

Q     WHAT ABOUT YOUR LONGER-TERM OUTLOOK?

A     Whether the Fed raises rates further next year depends on the rate of economic growth and productivity growth, as well as labor pool availability. It is likely that domestic growth will slow to 3.0 to 3.5 percent next year, which would reduce inflation worries and reduce pressure on labor.

  Right now, it's difficult to make a case for rates to move substantially outside of the current range of 5.60

PERFORMANCE UPDATE

to 6.40 percent. Inflation remains subdued near a 3 percent annual rate, productivity has been able to offset tight labor markets, and commodity prices have yet to show they can sustain a substantial increase. Meanwhile, the Federal Reserve has made it clear that it intends to stop inflation before it starts. The upshot is that investors are able to reap about a 3 percent return on AAA-rated mortgages after taking inflation into account, which historically is a fairly attractive level.

  As far as how we plan to manage the fund, we won't vary substantially from the norm because the market isn't currently compensating us to take more risk. Rather, we'll closely monitor the market and make strategic shifts between Treasuries and mortgages, and within different areas of the mortgage market, that we think will add up to good performance over the longer term.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 5.50 percent is 50 basis points.

DURATION A measure of the interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

GINNIE MAE Short for Government National Mortgage Association (GNMA), which was established to purchase both government-backed and conventional mortgages for lenders and securitize them. These securities are AAA-rated, but because they entail slightly more risk than Treasuries, they tend to have higher yields. GNMA securities differ from other mortgage-backed securities in that they are U.S. government guaranteed.

FANNIE MAE Short for Federal National Mortgage Association (FNMA), a publicly owned, government-sponsored organization established to purchase both government-backed and conventional mortgages for lenders and securitize them. These securities are AAA-rated, but because they entail slightly more risk than Treasuries or Ginnie Maes, they tend to have higher yields, and are not U.S. government guaranteed.

FREDDIE MAC Short for Federal Home Loan Mortgage Association (FHL), a publicly owned, government-sponsored organization established to purchase both government-backed and conventional mortgages for lenders and securitize them. These securities are AAA-rated, but because they entail slightly more risk than Treasuries or Ginnie Maes, they tend to have higher yields, and are not U.S. government guaranteed.

TOTAL RETURN A measure of the net investment income as well as any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                            1-YEAR   5-YEAR   10-YEAR       LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES FUND
    CLASS A                                 -3.15%    6.55%     6.73%   8.53% (since 10/1/79)
--------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES FUND
    CLASS B                                 -2.29     6.38       N/A     5.65 (since 5/31/94)
--------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES FUND
    CLASS C                                  0.72     6.62       N/A     5.89 (since 5/31/94)
--------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS A
Growth of an assumed $10,000 investment in class A shares from 12/13/97 to 10/31/99

                                                 KEMPER U.S. GOVERNMENT     SALOMON BROTHERS 30-YEAR
                                                SECURITIES FUND CLASS A1           GNMA INDEX+           CONSUMER PRICE INDEX++
                                                ------------------------    ------------------------     ----------------------
1/31/80                                                  9553.00                    10000.00                    10000.00
                                                         9817.00                    10544.00                    11081.00
                                                         9871.00                    10669.00                    12071.00
                                                        12687.00                    15076.00                    12539.00
                                                        13817.00                    16716.00                    13015.00
                                                        15509.00                    19345.00                    13529.00
                                                        18868.00                    24303.00                    14040.00
12/31/86                                                21932.00                    27576.00                    14198.00
                                                        22520.00                    28696.00                    14824.00
                                                        23949.00                    31233.00                    15475.00
                                                        27301.00                    36003.00                    16194.00
                                                        29943.00                    39938.00                    17183.00
                                                        35109.00                    46211.00                    17710.00
                                                        36727.00                    49639.00                    18218.00
12/31/93                                                39043.00                    53091.00                    18724.00
                                                        37846.00                    52331.00                    19225.00
                                                        44800.00                    61289.00                    19700.00
                                                        46068.00                    64655.00                    20368.00
                                                        50230.00                    70816.00                    20715.00
                                                        53763.00                    75769.00                    21049.00
10/31/99                                                54167.00                    77267.00                    21666.00

                                  [LINE GRAPH]
KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS B
Growth of an assumed 10,000 investment in class B shares from 5/31/94 to 10/31/99

                                                 KEMPER U.S. GOVERNMENT     SALOMON BROTHERS 30-YEAR
                                                SECURITIES FUND CLASS B1           GNMA INDEX+           CONSUMER PRICE INDEX++
                                                ------------------------    ------------------------     ----------------------
5/31/94                                                   10000                       10000                       10000
                                                           9904                       10107                       10149
12/31/95                                                  11629                       11837                       10400
                                                          11831                       12487                       10753
12/31/97                                                  12795                       13677                       10936
                                                          13566                       14633                       11112
10/31/99                                                  13473                       14922                       11438

                                  [LINE GRAPH]
KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS C
Growth of an assumed $10,000 investment in class C shares from 5/31/94 to 10/31/99

                                                 KEMPER U.S. GOVERNMENT     SALOMON BROTHERS 30-YEAR
                                                SECURITIES FUND CLASS C1           GNMA INDEX+           CONSUMER PRICE INDEX++
                                                ------------------------    ------------------------     ----------------------
5/31/94                                                   10000                       10000                       10000
                                                           9931                       10107                       10149
12/31/95                                                  11662                       11837                       10400
                                                          11869                       12487                       10753
12/31/97                                                  12837                       13677                       10936
                                                          13610                       14633                       11112
10/31/99                                                  13635                       14922                       11438

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES ADJUSTMENT FOR THE APPLICABLE
  CONTINGENT DEFERRED SALES CHARGE
  (CDSC) AS FOLLOWS: 1-YEAR, 3%; 5-YEAR,
  1%; SINCE INCEPTION, 0 PERCENT AND FOR
  CLASS C SHARES NO ADJUSTMENT FOR SALES
  CHARGE. THE MAXIMUM CDSC FOR CLASS B
  SHARES IS 4%. FOR CLASS C SHARES,
  THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE. SHARE CLASSES INVEST IN THE
  SAME UNDERLYING PORTFOLIO. AVERAGE
  ANNUAL TOTAL RETURNS REFLECT
  ANNUALIZED CHANGE WHILE TOTAL RETURN
  REFLECTS AGGREGATE CHANGE. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS AND
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION FOR
    SALOMON BROTHERS 30-YEAR GNMA INDEX
    IS 11/31/80. AS A RESULT, WE ARE
    UNABLE TO ILLUSTRATE THE LIFE OF
    FUND PERFORMANCE (SINCE 10/1/79) FOR
    KEMPER U.S. GOVERNMENT SECURITIES
    CLASS A SHARES. IN COMPARING KEMPER
    U.S. GOVERNMENT SECURITIES FUND
    CLASS A SHARES PERFORMANCE WITH THE
    SALOMON BROTHERS 30-YEAR GNMA INDEX,
    YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE APPLICABLE
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE SALOMON BROTHERS 30-YEAR GNMA
  INDEX IS UNMANAGED, IS ON A TOTAL
  RETURN BASIS WITH ALL DIVIDENDS
  REINVESTED, AND COMPRISES GNMA 30-YEAR
  PASS-THROUGHS OF SINGLE-FAMILY AND
  GRADUATED-PAYMENT MORTGAGES. IN ORDER
  FOR A GNMA COUPON TO BE INCLUDED IN
  THE INDEX, IT MUST HAVE AT LEAST $200
  MILLION OF OUTSTANDING COUPON PRODUCT.
  SOURCE IS WIESENBERGER.

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
                                         ON 10/31/99         ON 10/31/98
-------------------------------------------------------------------------------
MORTGAGE-BACKED
-------------------------------------------------------------------------------
GNMA                                          77%                 84%
-------------------------------------------------------------------------------
OTHER                                         10                   3
-------------------------------------------------------------------------------
SHORT-TERM GOVERNMENTS                        --                   1
-------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENTS                 --                   5
-------------------------------------------------------------------------------
LONG-TERM GOVERNMENTS                         --                   5
-------------------------------------------------------------------------------
U.S. TREASURIES                               12                  --
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                           1                   2
-------------------------------------------------------------------------------
                                             100%                100%

                                        [PIE CHART]          [PIE CHART]
                                        ON 10/31/99          ON 10/31/98

YEARS TO MATURITY

-------------------------------------------------------------------------------
                                         ON 10/31/99         ON 10/31/98
-------------------------------------------------------------------------------
LESS THAN 5 YEARS                             18%                 47%
-------------------------------------------------------------------------------
5-10 YEARS                                    64                  46
-------------------------------------------------------------------------------
10-20 YEARS                                   18                   2
-------------------------------------------------------------------------------
20+ YEARS                                     --                   5
-------------------------------------------------------------------------------
                                             100%                100%

                                         [PIE CHART]         [PIE CHART]
                                         ON 10/31/99         ON 10/31/98

AVERAGE MATURITY

-------------------------------------------------------------------------------
                                         ON 10/31/99         ON 10/31/98
-------------------------------------------------------------------------------
                                          9.2 years           6.1 years
-------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GOVERNMENT SECURITIES FUND

Portfolio of Investments at October 31, 1999
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------
                                                                   COUPON
U.S. GOVERNMENT OBLIGATIONS              TYPE                       RATE         MATURITY     PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                       Agency notes              (c)    6.00% 2023 - 2029       $ 65,025       $   60,314
MORTGAGE ASSOCIATION - 76.6%              Pass-through              (c)    6.50  2023 - 2029        714,226          685,047
(Cost: $2,447,415)                        certificates              (c)    7.00  2011 - 2029        757,566          743,776
                                                                    (b)(c) 7.50  2007 - 2029        518,930          520,724
                                                                    (b)(c) 8.00  2016 - 2029        283,014          289,957
                                                                    (c)    8.50  2016 - 2028         32,427           33,742
                                                                    (c)    9.00  2005 - 2028         44,055           46,501
                                                                    (c)    9.50  2009 - 2027         23,467           25,109
                                                                    (c)   10.00  2009 - 2022         23,082           25,448
                                                                    (c)   10.50  2013 - 2021          9,492           10,560
                                          ----------------------------------------------------------------------------------
                                                                                                                   2,441,178
----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                             Bonds                           9.125  2009                19,600           21,784
SECURITIES - 11.8%                                                        14.00  2011                 7,800           11,136
(Cost: $386,164)                                                         10.375  2012                59,800           74,535
                                                                          11.75  2014                40,000           55,619
                                                                          12.50  2014                50,600           72,722
                                                                    (d)    9.25  2016               109,420          139,322
                                          ----------------------------------------------------------------------------------
                                                                                                                     375,118
----------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                          Agency notes              (c)(e)   --  2017                    32             22
MORTGAGE ASSOCIATION - 4.5%               Pass-through              (c)    5.50  2028 - 2029         61,254           55,234
(Cost: $147,145)                          certificates              (c)    6.00  2028 - 2029         56,470           52,632
                                                                    (c)    6.50  2028 - 2029         10,176            9,759
                                                                    (c)    7.50  2027                   327              329
                                                                    (c)    8.00  2005 - 2024          3,173            3,238
                                                                    (c)    9.00  2024 - 2025         19,847           20,753
                                          ----------------------------------------------------------------------------------
                                                                                                                     141,967
----------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                         Pass-through              (c)    6.50  2029                75,554           72,483
MORTGAGE CORPORATION - 5.5%               certificates              (c)    7.00  2028 - 2029         41,018           40,322
(Cost: $178,940)                                                    (b)(c) 7.50  2012 - 2029         45,001           45,300
                                                                    (c)    9.50  2020                17,453           18,598
                                          ----------------------------------------------------------------------------------
                                                                                                                     176,703
                                          ----------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT OBLIGATIONS--98.4%
                                          (Cost: $3,159,664)                                                       3,134,966
                                          ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                          (a) Repurchase agreement
INSTRUMENTS - 1.6%                        State Street Bank and Trust Company
(Cost: $52,313)                           dated 10/29/99, 5.20%, due 11/01/99                        52,313           52,313
                                          ----------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $3,211,977)                                                    $  3,187,279
                                          ----------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) When issued or forward delivery pools included.

(c) At October 31, 1999, these securities, in part or in whole have been segregated to cover when issued or forward delivery pools.

(d) At October 31, 1999, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

At October 31, 1999, open futures contracts purchased are as follows (in thousands):

                                                                               AGGREGATE FACE
            FUTURES                      EXPIRATION          CONTRACTS            VALUE($)            MARKET VALUE($)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note               December '99            796                85,670                 85,931
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                      December '99            821                92,499                 93,260
--------------------------------------------------------------------------------------------------------------------------
Total unrealized depreciation on open futures contract                                                    (1,022)
--------------------------------------------------------------------------------------------------------------------------

(e) Principal only

Based on the cost of investments of $3,211,977 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $30,536, the gross unrealized depreciation was $55,234, and the net unrealized depreciation on investments was $24,698.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

October 31, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investment securities, at value, (cost $3,211,977)              $3,187,279
--------------------------------------------------------------------------
Cash                                                                     1
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 224,175
--------------------------------------------------------------------------
  Interest                                                          26,553
--------------------------------------------------------------------------
  Fund shares sold                                                   4,371
--------------------------------------------------------------------------
  TOTAL ASSETS                                                   3,442,379
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------

  Payable for:
    Investments purchased                                            1,862
--------------------------------------------------------------------------
    When-issued and forward delivery pools                         431,037
--------------------------------------------------------------------------
    Dividends                                                       16,435
--------------------------------------------------------------------------
    Fund shares redeemed                                             5,130
--------------------------------------------------------------------------
    Daily variation margin on open futures contracts                 1,394
--------------------------------------------------------------------------
    Accrued management fee                                             711
--------------------------------------------------------------------------
    Other payables and accrued expenses                              2,865
--------------------------------------------------------------------------
  Total liabilities                                                459,434
--------------------------------------------------------------------------
NET ASSETS                                                      $2,982,945
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $   10,987
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                            (24,698)
--------------------------------------------------------------------------
  Futures                                                           (1,022)
--------------------------------------------------------------------------
Accumulated net realized loss                                     (631,800)
--------------------------------------------------------------------------
Paid-in capital                                                  3,629,478
--------------------------------------------------------------------------
NET ASSETS                                                      $2,982,945
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSETS VALUE
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
 ($2,807,227 / 334,889 shares outstanding)                           $8.38
--------------------------------------------------------------------------
  Maximum offering price per share
 (net asset value, plus 4.71% of net asset value or
  4.50% of offering price)                                           $8.77
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
 (subject to contingent deferred sales charge) per share
 ($137,879 / 16,471 shares outstanding)                              $8.37
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
 (subject to contingent deferred sales charge) per share
 ($34,572 / 4,117 shares outstanding)                                $8.40
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
 ($3,267 / 390 shares outstanding)                                   $8.38
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended October 31, 1999
(IN THOUSANDS)

-------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------
Interest income                                                 $ 226,032
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   13,436
-------------------------------------------------------------------------
  Services to shareholders                                          5,328
-------------------------------------------------------------------------
  Custodian fees                                                      814
-------------------------------------------------------------------------
  Trustees' fees and expenses                                          29
-------------------------------------------------------------------------
  Reports to shareholders                                             870
-------------------------------------------------------------------------
  Auditing                                                             89
-------------------------------------------------------------------------
  Legal                                                                24
-------------------------------------------------------------------------
  Distribution fees                                                 1,261
-------------------------------------------------------------------------
  Administrative service fees                                       6,700
-------------------------------------------------------------------------
  Other                                                                93
-------------------------------------------------------------------------
  Expenses, before expense reductions                              28,644
-------------------------------------------------------------------------
  Expense reductions                                                 (110)
-------------------------------------------------------------------------
  Expenses, net                                                    28,534
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                             197,498
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------
Net realized gain (loss) from:
  Investment securities                                           (14,282)
-------------------------------------------------------------------------

  Futures                                                          (7,068)
-------------------------------------------------------------------------
                                                                  (21,350)
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investment securities                                          (130,554)
-------------------------------------------------------------------------
  Futures                                                          (1,022)
-------------------------------------------------------------------------
                                                                 (131,576)
-------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (152,926)
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  44,572
-------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED OCTOBER 31,
                                                                --------------------------
                                                                1999               1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         $197,498           225,518
------------------------------------------------------------------------------------------
  Net realized gain (loss)                                      (21,350)            72,926
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)                    (131,576)          (44,320)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      44,572             254,124
------------------------------------------------------------------------------------------
Distributions from net investment income                        (223,707)         (235,465)
------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions         (280,132)         (218,474)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                               (459,267)         (199,815)
------------------------------------------------------------------------------------------
Net assets at beginning of year                                 3,442,212        3,642,027
------------------------------------------------------------------------------------------
NET ASSETS AT END OF YEAR (including undistributed net
investment income of $10,987 and $19,768, respectively)         $2,982,945       3,442,212
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper U.S. Government Securities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio debt securities
                             purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will

NOTES TO FINANCIAL STATEMENTS

                             require cash settlement by the fund if the option is exercised. During the period, the fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets and/or as a temporary substitute for selling selected investments.

                             The liability representing the fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using the dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the fund writes a covered call option, the fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the fund purchased interest rate futures to manage the duration of the portfolio. In addition, the fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             MORTGAGE DOLLAR ROLLS. The fund may enter into mortgage dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month and

NOTES TO FINANCIAL STATEMENTS

                             simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time the fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1999 the fund had a net tax basis capital loss carryforward of approximately $632,822,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 (485,042,000), October 31, 2003
                             (69,777,000), October 31, 2004 (51,945,000), and
                             October 31, 2007 (26,058,000), the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investments transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of

NOTES TO FINANCIAL STATEMENTS

                             $12.5 billion. The fund incurred a management fee of $13,436,000 for the year ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 1999 are $222,000, of which $3,000 was paid by KDI to affiliates.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for year ended October 31, 1999 are $1,635,000, of which $111,000 is unpaid.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended October 31, 1999 are $6,700,000, of which $840,000 is unpaid.
                             Additionally, $16,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $3,824,000 for the year ended October 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $29,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999 investment
                             transactions (excluding short-term instruments and
                             U.S. Government obligations) are as follows (in thousands):

                             Purchases                                $4,291,974

                             Proceeds from sales                       4,655,347

                             Purchases and sales of direct U.S. Government obligations are as follows (in thousands):

                             Purchases                                $1,355,705

                             Proceeds from sales                       1,040,532

                             Purchases and sales of mortgage dollar roll transactions are as follows (in thousands):

                             Purchases                                  $123,602

                             Proceeds from sales                         123,772

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                YEAR ENDED OCTOBER 31,
                                                                        1999                              1998
                                                              ------------------------           -----------------------
                                                               SHARES         AMOUNT             SHARES         AMOUNT
                                       ---------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                 49,259       $ 428,317            31,438       $ 270,880
                                       ---------------------------------------------------------------------------------
                                        Class B                 13,298         114,584             9,910          87,882
                                       ---------------------------------------------------------------------------------
                                        Class C                  5,161          44,641             2,477          21,982
                                       ---------------------------------------------------------------------------------
                                        Class I                    306           2,654               713           6,328
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 15,238         131,002            14,264         127,311
                                       ---------------------------------------------------------------------------------
                                        Class B                    676           5,789               428           3,389
                                       ---------------------------------------------------------------------------------
                                        Class C                    166           1,457                72             595
                                       ---------------------------------------------------------------------------------
                                        Class I                     29             248                32             258
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (101,251)       (868,404)          (78,196)       (685,295)
                                       ---------------------------------------------------------------------------------
                                        Class B                (11,438)       (103,334)           (3,909)        (34,468)
                                       ---------------------------------------------------------------------------------
                                        Class C                 (3,909)        (33,608)           (1,011)         (8,949)
                                       ---------------------------------------------------------------------------------
                                        Class I                   (400)         (3,478)             (948)         (8,387)
                                       ---------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    617           5,319               544           4,806
                                       ---------------------------------------------------------------------------------
                                        Class B                   (618)         (5,319)             (544)         (4,806)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $(280,132)                        $(218,474)
                                       ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $110,000 under these arrangements.

--------------------------------------------------------------------------------

7    LINE OF CREDIT          The fund and several Kemper funds (the
                             "Participant") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated prorata among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     ------------------------------------------
                                                                      CLASS A
                                                     ------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                     1999(A)   1998(A)   1997   1996   1995
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $8.86     8.81     8.74   8.92   8.35
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .53      .58      .64    .63    .66
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              (.41)     .07     .06    (.17)   .56
-----------------------------------------------------------------------------------------------
Total from investment operations                        .12      .65     .70     .46   1.22
-----------------------------------------------------------------------------------------------
Less distribution from net investment income            .60      .60     .63     .64    .65
-----------------------------------------------------------------------------------------------
Net asset value, end of year                          $8.38     8.86     8.81   8.74   8.92
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                           1.44%    7.64     8.41   5.36  15.24
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses, before expense reductions                     .85%     .80      .78    .77    .72
-----------------------------------------------------------------------------------------------
Expenses, net                                           .84%     .80      .78    .77    .72
-----------------------------------------------------------------------------------------------
Net investment income                                  6.22%    6.50     7.34   7.17   7.68
-----------------------------------------------------------------------------------------------

                                                     -------------------------------------------
                                                                       CLASS B
                                                     ------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                     1999      1998      1997   1996   1995
------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $8.85     8.80     8.73   8.91    8.34
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .45      .49      .56    .54     .58
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              (.40)     .08     .06    (.17)    .56
------------------------------------------------------------------------------------------------
Total from investment operations                        .05      .57     .62     .37    1.14
------------------------------------------------------------------------------------------------
Less distribution from net investment income            .53      .52     .55     .55     .57
------------------------------------------------------------------------------------------------
Net asset value, end of year                          $8.37     8.85     8.80   8.73    8.91
------------------------------------------------------------------------------------------------
TOTAL RETURN                                            .54%    6.67     7.40   4.36   14.18
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
Expenses, before expense reductions                    1.76%    1.71     1.73   1.73    1.69
------------------------------------------------------------------------------------------------
Expenses, net                                          1.75%    1.71     1.73   1.73    1.69
------------------------------------------------------------------------------------------------
Net investment income                                  5.31%    5.59     6.39   6.21    6.71
------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------
                                                           CLASS C
                                           ----------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                           1999(A)   1998(A)   1997   1996    1995
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of year          $8.87     8.82     8.75    8.93    8.35
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .46      .49     .56      .55     .60
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    (.40)     .08     .06     (.17)    .56
-----------------------------------------------------------------------------------
Total from investment operations              .06      .57     .62      .38    1.16
-----------------------------------------------------------------------------------
Less distribution from net investment
income                                        .53      .52     .55      .56     .58
-----------------------------------------------------------------------------------
Net asset value, end of year                $8.40     8.87     8.82    8.75    8.93
-----------------------------------------------------------------------------------
TOTAL RETURN                                  .72%    6.66     7.42    4.40   14.33
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
Expenses, before expense reductions          1.66%    1.67     1.68    1.70    1.64
-----------------------------------------------------------------------------------
Expenses, net                                1.66%    1.67     1.68    1.70    1.64
-----------------------------------------------------------------------------------
Net investment income                        5.40%    5.63     6.44    6.24    6.76
-----------------------------------------------------------------------------------

                                           --------------------------------
                                                       CLASS I
                                           --------------------------------
                                                YEAR ENDED OCTOBER 31,
                                           1999(A)   1998(A)   1997   1996
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------
Net asset value, beginning of year          $8.85     8.81     8.74    8.92
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .55      .59      .66     .64
---------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    (.40)     .07     .06     (.17)
---------------------------------------------------------------------------
Total from investment operations              .15      .66     .72      .47
---------------------------------------------------------------------------
Less distribution from net investment
income                                        .62      .62     .65      .65
---------------------------------------------------------------------------
Net asset value, end of year                $8.38     8.85    8.81     8.74
---------------------------------------------------------------------------
TOTAL RETURN                                 1.81%    7.75    8.60     5.56
---------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------
Expenses, before expense reductions           .60%     .57     .60      .59
---------------------------------------------------------------------------
Expenses, net                                 .59%     .57     .60      .59
---------------------------------------------------------------------------
Net investment income                        6.47%    6.73     7.52    7.35
---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                              1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $2,982,945   3,442,212   3,642,027   4,163,157   4,738,415
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           177%(b)       150       261         391         362
---------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) The portfolio turnover rate including mortgage dollar roll transactions was 181% for the period ended October 31, 1999.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER U.S. GOVERNMENT SECURITIES FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper U.S. Government Securities Fund as of October 31, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Government Securities Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995 in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 23, 1999

                                                                           NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                      OFFICERS

JOHN W. BALLANTINE            MARK S. CASADY             RICHARD L. VANDENBERG
Trustee                       President                  Vice President

LEWIS A. BURNHAM              PHILIP J. COLLORA          LINDA J. WONDRACK
Trustee                       Vice President and         Vice President
                              Secretary
DONALD L. DUNAWAY                                        MAUREEN E. KANE
Trustee                       JOHN R. HEBBLE             Assistant Secretary
                              Treasurer
ROBERT B. HOFFMAN                                        CAROLINE PEARSON
Trustee                       ANN M. MCCREARY            Assistant Secretary
                              Vice President
DONALD R. JONES                                          BRENDA LYONS
Trustee                       ROBERT C. PECK, JR.        Assistant Treasurer
                              Vice President
THOMAS W. LITTAUER
Trustee and Vice President    KATHRYN L. QUIRK
                              Vice President
SHIRLEY D. PETERSON
Trustee

CORNELIA SMALL
Trustee and Vice President

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 219557
                                  Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                         STATE STREET BANK AND TRUST COMPANY
                                  225 Franklin Street
                                  Boston, MA 02110
--------------------------------------------------------------------------------
TRANSFER AGENT                    INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza   Chicago, IL 60606
                                  www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
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unless preceded or accompanied by a
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KGSF - 2 (12/28/99) 1096600